UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2024
___________________________________
EQT Exeter Real Estate Income Trust, Inc.
(Exact name of registrant as specified in its charter)
___________________________________

Maryland (State or other jurisdiction of incorporation or organization)	333-273163 (Commission File Number)	88-4108741 (I.R.S. Employer Identification Number)
Five Radnor Corporate Center 100 Matsonford Road, Suite 250 Radnor, PA 19087
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (610) 828-3200

Not Applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.
Renewal of Advisory Agreement
On July 31, 2024, EQT Exeter Real Estate Income Trust, Inc. (the “Company”), EQT Exeter REIT Operating Partnership LP (the “Operating Partnership”) and Exeter Property Group, LLC (the “Adviser”) entered into a Renewal Agreement of Amended and Restated Advisory Agreement (the “Renewal Agreement”) to renew the Amended and Restated Advisory Agreement dated March 19, 2024 (the “Advisory Agreement”). Per the terms of the Advisory Agreement, the Advisory Agreement may be renewed for an unlimited number of successive one-year periods upon the mutual consent of the Company, the Operating Partnership and the Adviser. The Renewal Agreement extends the term of the Advisory Agreement through July 31, 2025. Other than the one-year extension of the term, there were no changes to the terms of the Advisory Agreement.

Item 3.02 Unregistered Sales of Equity Securities
On July 10, 2024, the Company issued 72.7240 shares of Class E common stock at a price per share of $10.03 to two of the Company’s independent directors, for an aggregate purchase price of $729.42. The shares issued to the independent directors pursuant to the Company’s distribution reinvestment plan were issued in private transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).
Pursuant to the subscription agreement entered into on March 19, 2024, between the Company and EQT Exeter Holdings US, Inc. (“EQT Exeter Holdings”), an affiliate of the Company’s sponsor, as previously disclosed on the Company’s Current Report on Form 8-K filed on March 25, 2024, EQT Exeter Holdings purchased 139,303.4826 Class E units from the Operating Partnership at a price per unit of $10.05, for an aggregate purchase price of $1,400,000.00, on July 29, 2024. The offer and sale of Class E units to EQT Exeter Holdings is exempt from registration under Section 4(a)(2) of the Securities Act in light of EQT Exeter Holdings’ status as an institutional accredited investor and its access to information concerning the Company’s and the Operating Partnership’s operations and the terms and conditions of their investments.

Item 7.01 Regulation FD Disclosure.
July 2024 Distributions
On July 31, 2024 (the "Record Date"), the Company declared distributions for its Class E common stock in the amount per share set forth below:

July 31, 2024
Record Date Distribution
Class E Common Stock	$0.03769
As of the Record Date, the Company had no outstanding shares of Class T, Class S, Class D, Class I, Class A-I, or Class A-II common stock. The distributions are payable to stockholders of record immediately following the close of business on the Record Date. These distributions will be paid on or about August 12, 2024 and will be paid in cash or reinvested in shares of the Company's common stock for stockholders participating in the Company's distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	July 31, 2024	EQT Exeter Real Estate Income Trust, Inc.

		By:	/s/ J. Peter Lloyd
		Name:	J. Peter Lloyd
		Title:	Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)

2